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                                                                    Exhibit 99.8
                                    AGREEMENT


         This AGREEMENT (this "AGREEMENT"), dated as of September 21, 2004, is being entered into between Markland Technologies, Inc., a Florida corporation (the "MARKLAND"), and each of the parties signing this Agreement (each a "BUYER" and collectively, the "BUYERS");

                          W I T N E S S E T H T H A T:

         WHEREAS, the Buyers are all of the Buyers party to that certain Securities Purchase Agreement, dated April 2, 2004, by and between Markland and each of the Buyers (the "SECURITIES PURCHASE AGREEMENT");

         WHEREAS, in connection with the Securities Purchase Agreement the Buyers and Markland entered into a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") and the Buyers acquired certain warrants to purchase shares of the common stock, $.0001 par value per share, of Markland (the "WARRANTS" and collectively with the Registration Rights Agreement and the Securities Purchase Agreement, the "TRANSACTION DOCUMENTS");

         WHEREAS, Markland has filed, and the Securities and Exchange Commission has declared effective a registration statement providing for the resale of the shares of common stock acquired by the Buyers under the Transaction Documents (the "REGISTRATION STATEMENT");

         WHEREAS, the Transaction Documents provide the Buyers with certain rights including, among others, a rights of first refusal on certain issuances of securities by Markland and a right to have additional shares issued to the Buyers under certain circumstance and Markland has included in the Registration Statement 833,333 shares of common stock which may be issued to the Buyers pursuant to the adjustment provisions of the Transaction Documents;

         WHEREAS, the Buyers have asserted a right to have additional shares issued to them pursuant to the Transaction Documents and Markland disputes such right (the "DISPUTED CLAIMS");

         WHEREAS, Markland desires to the rights of the Buyers under the Transaction Documents to the extent provided herein, and only to the extent provided herein; and

         WHEREAS, each of the parties hereto desires to enter into this Agreement to resolve any and all claims of Buyers against Markland;

         NOW, THEREFORE, in consideration of the agreements and covenants set forth in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

         1. This Agreement represents a compromise of disputed claims. Neither the fact that this Agreement was signed nor the signing and compliance with the terms hereof will be construed as an admission by Markland of any liability to the any Buyer, and Markland denies any such liability.

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         2. Promptly, but in any event within three trading days after execution of this Agreement, Markland, as an adjustment pursuant to the Securities
Purchase Agreement, will issue to each Buyer the number of shares of common stock set forth on Schedule A (the "ADJUSTMENT SHARES"). Certificates representing the Adjustment Shares shall be delivered to Martin Weisberg, Esq.
at Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174. The Adjustment Shares shall be the shares included in the Registration Statement for the purpose of making adjustments for the Buyers.

         3. In consideration of this Agreement and the issuance of the Adjustment Shares each Buyer hereby releases and forever discharges, Markland from any all agreements, covenants and other obligations under (i) the Securities Purchase Agreement including, without limitation, the obligations set forth in SECTION 4(g) CERTAIN AGREEMENTS of the Securities Purchase Agreement and SECTION 4(h) RIGHT OF FIRST REFUSAL of the Securities Purchase Agreement (PROVIDED THAT the obligations of Markland and the rights of the Buyers under SECTION 4(i) AVAILABLE SHARES, SECTION TRANSFER AGENT INSTRUCTIONS, and SECTION 9 INDEMNIFICATION AND REIMBURSEMENT of the Securities Purchase Agreement shall remain in full force and effect and shall be unchanged by this Agreement), (ii)
SECTION 6.5 ADJUSTMENT FOR CERTAIN TRANSACTION of the Warrants, and (iii)
SECTION 2(b) CERTAIN PAYMENTS under the Registration Rights Agreement (all of the provisions set forth in clauses (i), (ii) and (iii) of this sentence being referred to as the "TERMINATED OBLIGATIONS"); provided that if Markland breaches its obligation to maintain an effective registration statement as set forth in the Registration Rights Agreement all of the Terminated Obligations (except
SECTION 4(g) CERTAIN AGREEMENTS and SECTION 4(h) RIGHT OF FIRST REFUSAL of the Securities Purchase Agreement and SECTION 6.5 ADJUSTMENT FOR CERTAIN TRANSACTIONS of the Warrants) shall be reinstated and shall come back into full force and effect at such time. Except as expressly provide in this Agreement, all provisions of the Transaction Documents shall remain in full force and effect.

         4. Each Buyer hereby releases and forever discharges and covenants not to sue, commence or prosecute judicial or administrative proceedings against Markland or its officers, directors, employees or agents, from and with respect to any and all claims, demands, causes of action or damages of any kind arising out of or in any manner relating to the Disputed Claims.

         5. Markland hereby releases and forever discharges and covenants not to sue, commence or prosecute judicial or administrative proceedings against any Buyer or its officers, directors, employees or agents, from and with respect to any and all claims, demands, causes of action or damages of any kind arising out of or in any manner relating to the Disputed Claims.

         6. Each Buyer represents and warrants that it has not sold, assigned, pledged, hypothecated or otherwise, directly or indirectly, transferred or granted to any other party any of its rights under the Transaction Documents. Each Buyer agrees that the circumstances giving rise to this settlement and the fact of, terms of and contents of this Agreement are private and confidential to Markland and shall be held by such Buyer. Each Buyer represents and warrants


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that the execution, delivery, and performance by it of this Agreement have been duly authorized by all requisite corporate action and this Agreement is a legal valid and binding obligation of such Buyer enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting the rights of creditors or by other equitable principles of general application.

         7. Markland represents and warrants that the execution, delivery, and performance by it of this Agreement have been duly authorized by all requisite corporate action and this Agreement is a legal valid and binding obligation of Markland enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting the rights of creditors or by other equitable principles of general application.

         8. This Agreement is in settlement of disputed claims and is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms hereof. This Agreement supersedes all prior undertakings and agreements, written or oral, between the parties hereto in connection with this matter. This Agreement may only be modified or amended in a writing signed by each of the parties hereto.

         9. This Agreement may be executed in any number of counterparts but all counterparts hereof shall together constitute but one Agreement.

         10. This Agreement shall in all respects be interpreted, enforced and governed by and under the laws of The Commonwealth of Massachusetts.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                            MARKLAND TECHNOLOGIES, INC.

                                            By: /s/ Kenneth P. Ducey, Jr.
                                            Name: Kenneth P. Ducey, Jr.
                                            Title: Chief Executive Officer


                                            BUYERS

                                            MONTANA VIEW CORPORATION


                                            By: __________________________
                                            Name: ________________________
                                            Title: _______________________

                                            ELITE PROPERTIES LTD


                                            By: __________________________
                                            Name: ________________________
                                            Title: _______________________

                                            SPARROW VENTURES INC


                                            By: __________________________
                                            Name: ________________________
                                            Title: _______________________




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